THE MANAGERS FUNDS
                        INCOME FUNDS

              Supplement dated October 1, 1997
              to Prospectus dated April 1, 1997


The prospectus is hereby supplemented as follows:

Income  Funds' Annual Operating Expenses: (based on  average
daily   net   assets  during  fiscal  1996,  after   expense
reimbursements)

                         Fund                                      Total
                                                Manageme  Other   Operatin
                                                nt Fee*  Expenses    g
                                                            **    Expenses
                                                                     **
      Short Government Fund                        0.20%    1.13%    1.33%
      Short and Intermediate Bond Fund             0.50%    0.99%    1.49%
      Intermediate Mortgage Fund                   0.45%    0.77%    1.22%
      Bond Fund                                   0.625%    0.75%    1.38%
      Global Bond Fund                             0.70%    0.92%    1.62%
_____

* The management fees reflect the fees payable by each Fund under the current investment advisory agreements, except that in the case of the Short Government Fund, the management fee also reflects a voluntary fee waiver by the Manager. In the absence of such waiver, the management fee for this Fund would be 0.45%.

** Other expenses reflect the expenses actually incurred by each Fund during the year ended December 31, 1996. Restated to reflect new transfer agency arrangements in effect October 1, 1997. The expenses shown do not reflect current asset levels for the Funds or the fund family, and are not necessarily indicative of current expense ratios. With respect to the Short Government Fund, where no administrative fee is currently being charged, such expenses reflect a voluntary waiver of administrative fees by the Manager. In the absence of all such waivers, other expenses would be 1.33% and the total operating expenses would be 1.78%. See "Management of the Funds-Administration and Shareholder Servicing; Distributor; Transfer Agent."

These fee waivers may be modified or terminated at anytime at the sole discretion of the Manager. Shareholders will be notified of any such modification or termination at the time it becomes effective.

Accordingly, the figures under the heading Examples, are hereby updated as follows:

                          Fund                     1     3      5     10
                                                  year years  years years
      Short Government Fund                        $14    $42   $73   $160
      Short and Intermediate Bond Fund              15     47    81    178
      Intermediate Mortgage Fund                    12     39    67    148
      Bond Fund                                     14     44    76    166
      Global Bond Fund                              16     51    88    192

October 1, 1997